Edward Jones Money Market Fund
Summary PROSPECTUS

April 30, 2016
INVESTMENT SHARES (TICKER JNSXX)
RETIREMENT SHARES (TICKER JRSXX)
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.edwardjones.com/moneymarket. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from Edward Jones through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated April 30, 2016, are incorporated by reference into this Summary Prospectus.

A money market mutual fund seeking stability of principal and current income consistent with stability of principal by investing primarily in a portfolio of Treasury and government securities maturing in 397 days or less, as well as repurchase agreements collateralized fully by Treasury and government securities. Shares of the Fund are sold exclusively to customers of Edward D. Jones & Co., L.P. (Edward Jones), which has an equity interest in the Adviser to the Fund.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured  ■  May Lose Value  ■  No Bank Guarantee

Fund Summary Information
Edward Jones Money Market Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund's investment objective is stability of principal and current income consistent with stability of principal.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold the Fund's Investment Shares or Retirement Shares.
Shareholder Fees (fees paid directly from your investment)	Investment Shares	Retirement Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.41%	0.41%
Distribution (12b-1) Fee	None	None
Other Expenses	0.40%	0.49%
Total Annual Fund Operating Expenses	0.81%	0.90%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund's Investment Shares and Retirement Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Investment Shares and Retirement Shares operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
Investment Shares	$83	$259	$450	$1,002
Retirement Shares	$92	$287	$498	$1,108

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund's Main Investment Strategies?
The Fund invests primarily in a portfolio of Treasury and government securities maturing in 397 days or less. These investments include repurchase agreements collateralized fully by Treasury and government securities.
Certain of the government securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in a few government securities that are issued by entities whose activities are sponsored by the federal government, but that have no explicit financial support.
In pursuing its investment objective and implementing its investment strategies, the Fund will comply with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”) which governs money market funds (“Rule 2a-7”).
The Fund will invest its assets so that at least 99.5% of its total assets are invested in government securities.
The Fund will operate as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. “Government money market funds” are required to invest at least 99.5% of their total assets in (i) cash, (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or (iii) repurchase agreements that are collateralized fully. Government money market funds are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates.
As the liquidity fees and redemption gates requirements are voluntary for government money market funds, the Fund has not elected to be subject to the liquidity fees and gates requirements at this time.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, even though the Fund is a money market fund that seeks to maintain a stable NAV, it is possible to lose money by investing in the Fund. The primary factors that may negatively impact the Fund's ability to maintain a stable NAV, delay the payment of redemptions by the Fund, or reduce the Fund's daily dividends include:
■	Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities.

■	Risk Related to the Economy. The value of the Fund's portfolio may decline in tandem with a drop in one or more markets in which the Fund invests. Economic, political and financial conditions may cause the Fund to experience volatility, illiquidity, shareholder redemptions or other potentially adverse effects.
■	Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Money market funds try to minimize this risk by purchasing higher-quality securities.
■	Counterparty Credit Risk. A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.
■	Call Risk. The Fund's performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below its current market value.
■	Risk Associated with Investing Share Purchase Proceeds. On days during which there are net purchases of Fund Shares, the Fund must invest the proceeds at prevailing market yields or hold cash. If the Fund holds cash, or if the yield of the securities purchased is less than that of the securities already in the portfolio, the Fund's yield will likely decrease. Conversely, net purchases on days on which short-term yields rise will likely cause the Fund's yield to increase. In the event of significant changes in short-term yields or significant net purchases, the Fund retains the discretion to close to new investments. However, the Fund is not required to close, and no assurance can be given that this will be done in any given circumstance.
■	Risk Associated with use of Amortized Cost. In the unlikely event that the Fund's Board of Trustees (“Board”) were to determine, pursuant to Rule 2a-7, which governs money market funds, that the extent of the deviation between the Fund's amortized cost per Share and its market-based NAV per Share may result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate or reduce to the extent practicable such dilution or unfair results.
■	Additional Factors Affecting Yield. There is no guarantee that the Fund will provide a certain level of income or that any such income will exceed the rate of inflation. Further, the Fund's yield will vary.
■	Regulatory Reform Risk. Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the Investment Company Act of 1940 (“1940 Act”), can impact the Fund. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments may affect the manner in which the Fund is structured and operated, as well as the Fund's expenses and returns. Compliance with many of these amendments will be required on October 14, 2016, two years after the effective date for the amendments. U.S. government money market funds are exempt from a number of the changes required by these amendments. As a result of these amendments, the Fund may be required to take certain steps that impact the Fund and the precise nature of such impact has not yet been determined.
■	Technology Risk. Various technologies are used in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Investment Shares total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns over the stated periods. The Fund's performance will fluctuate, and past performance is not necessarily an indication of future results. Updated performance information for the Fund is available at www.edwardjones.com/moneymarket or by calling the Fund at 1-800-341-7400.
The Fund's Investment Shares total return for the three-month period from January 1, 2016 to March 31, 2016, was 0.00%.
Within the periods shown in the bar chart, the Fund's Investment Shares highest quarterly return was 1.14% (quarter ended December 31, 2006). Its lowest quarterly return was 0.00% (quarter ended December 31, 2015).

Average Annual Total Return Table
The following table represents the Fund's Average Annual Total Returns for the calendar period ended December 31, 2015.
Share Class	1 Year	5 Years	10 Years
Investment Shares	0.01%	0.01%	1.05%
Retirement Shares	0.01%	0.01%	0.99%
The Fund's Investment Shares 7-Day Net Yield as of December 31, 2015, was 0.01%. You may call the Fund at 1-800-341-7400 for the current 7-Day Net Yield.
FUND MANAGEMENT
The Fund's investment adviser is Passport Research, Ltd. (“Adviser”).
Purchase and Sale of Fund Shares
There is no minimum investment amount for the Fund. However, Edward Jones, in its capacity as the Fund's transfer agent, may charge you a $3.00 fee for any month in which you fail to maintain a $2,500 average monthly balance for Investment Shares and a $1,500 average monthly balance for Retirement Shares.
You may purchase or redeem Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through your Edward Jones financial advisor.
Tax Information
The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged investment plan.
Payments to Edward jones
The Fund and/or its related companies may pay Edward Jones for the sale of Fund Shares and related services. As the 49.5% limited partner of the Fund's Adviser, Edward Jones also is entitled to a significant portion of the partnership distributions made by the Adviser, which are derived from the advisory fee revenue received by the Adviser from the Fund. These payments may create a conflict of interest by influencing Edward Jones and your Edward Jones financial advisor to suggest the Fund over another investment. Ask your Edward Jones financial advisor or visit the Edward Jones website (www.edwardjones.com/moneymarket) for more information.

Notes
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Edward Jones
12555 Manchester Road
Saint Louis, Missouri 63131
1-800-331-2451
www.edwardjones.com
Investment Company Act File No. 811-2993
CUSIP 48019P102
CUSIP 48019P201
Q450246 (4/16)